Events subsequent to the December 31 consolidated balance sheet date	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events subsequent to the December 31 consolidated balance sheet date
30. Events subsequent to the December 31, 2022, consolidated balance sheet date
South Korea investigation – Concluded matter
In January 2023, the Supreme Court dismissed the appeal by the Seoul Western District Prosecutor on the criminal investigation on, among other things, allegations that Novartis Korea utilized medical journals to provide inappropriate economic benefits to healthcare professionals (HCPs). This matter is now concluded. For additional information see Note 20.
Dividend proposal for 2022 and approval of the Group’s 2022 consolidated financial statements
On January 31, 2023, the Novartis AG Board of Directors proposed the acceptance of the 2022 consolidated financial statements of the Novartis Group for approval by the Annual General Meeting on March 7, 2023. Furthermore, also on January 31, 2023, the Board proposed a dividend of CHF 3.20 per share to be approved at the Annual General Meeting on March 7, 2023. If approved, total dividend payments would amount to approximately USD 7.3 billion (2021: USD 7.5 billion), using the CHF/USD December 31, 2022, exchange rate.